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                                                                    EXHIBIT 10.2
                          [Arthur Andersen letterhead]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation of our report included in this Form 20-F, into the Company's previously filed Registration Statement File No. 333-32818.

July 9, 2002

Arthur Andersen
Wirtschaftsprufungsgesellschaft
Steuerberatungsgesellschaft mbH


/s/ Rudolf Krammer                  /s/ Anke Furche
-------------------------           ------------------------------
(Rudolf Krammer)                    (Anke Furche)
(Wirschaftsprufer)                  (Wirtschaftspruferin)